UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2010 (June 2, 2010)

(Date of Earliest Event Reported)

PENN VIRGINIA GP HOLDINGS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33171	20-5116532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

and

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Underwriting Agreement

On June 2, 2010, Penn Virginia GP Holdings, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with PVG GP, LLC (the “General Partner”) and Penn Virginia Resource LP Corp. (“PVR LP Corp.”) and Penn Virginia Resource GP Corp. (“PVR GP Corp.” and together with PVR LP Corp., the “Selling Unitholders”), indirect wholly owned subsidiaries of Penn Virginia Corporation (“Penn Virginia”), and Barclays Capital Inc., as the underwriter (the “Underwriter”), covering the sale by the Selling Unitholders (the “Offering”) of an aggregate of 8,827,429 common units, representing limited partner interests in the Partnership (the “Common Units”). The Selling Unitholders will receive all of the net proceeds from the sale of the Common Units.

The Common Units to be sold in the Offering have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-164253), as supplemented by the Prospectus Supplement dated June 2, 2010 relating to the Common Units, filed with the Securities and Exchange Commission pursuant to Rule 424(b) on June 2, 2010.

The Partnership, the General Partner and the Selling Unitholders have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriter may be required to make for these liabilities.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Contribution Agreement

On June 7, 2010, immediately prior to the closing of the Offering, PVR GP Corp., the Partnership and the General Partner entered into a contribution agreement (the “Contribution Agreement”) pursuant to which PVR GP Corp. contributed 100% of the membership interests in the General Partner to the Partnership (the “Contribution”) and the Partnership was admitted as the sole member of the General Partner.

A copy of the Contribution Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Contribution Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Amendments to the Partnership’s Agreement of Limited Partnership and the General Partner’s Limited Liability Company Agreement

Amendment No. 3 to Second Amended and Restated Limited Partnership Agreement

On June 7, 2010, immediately prior to the closing of the Offering, the General Partner entered into Amendment No. 3 (“Amendment No. 3”) to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”), which became effective immediately. Pursuant to the Partnership Agreement, limited partners of the Partnership have certain rights to nominate for election and to vote in the election of all of the directors of the board of directors of the General Partner, as provided in, and subject to the terms, of the Partnership Agreement. In addition, Penn Virginia and PVR GP Corp. no longer have the right to appoint any of the directors of the General Partner.

A copy of Amendment No. 3 is attached as Exhibit 3.1 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of Amendment No. 3 in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Second Amended and Restated Limited Liability Company Agreement of the General Partner

On June 7, 2010, immediately prior to the closing of the Offering, the Partnership, as the sole member of the General Partner, entered into the Second Amended and Restated Limited Liability Company Agreement of the General Partner (as amended and restated, the “General Partner Agreement”), which became effective immediately. Pursuant to the General Partner Agreement, the number of directors constituting the board of directors of the General Partner is five, unless otherwise fixed (at a number greater than three) by the board of directors of the General Partner, and at all times the composition of the board of directors of PVG GP shall include at least three independent directors. The members of the board of directors of the General Partner are A. James Dearlove, Robert J. Hall, William H. Shea, Jr., John C. van Roden, Jr. and Jonathan B. Weller.

A copy of the General Partner Agreement is attached as Exhibit 3.2 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the General Partner Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Amendment to the Penn Virginia Resource Partners, L.P. Revolving Credit Agreement

On June 7, 2010, immediately prior to the closing of the Offering, Penn Virginia Resource Partners, L.P. (“PVR”), PVR Finco LLC (“Finco”) and Finco’s subsidiaries entered into a Second Amendment (the “Credit Agreement Amendment”) to the Amended and Restated Credit Agreement, dated August 5, 2008, among Finco, the Guarantors (as such term is defined in the Credit Agreement) party thereto, PNC Bank, National Association, as Administrative Agent, and the other Lenders (as such term is defined in the Credit Agreement) party thereto (the “Credit Agreement”).

The Credit Agreement Amendment provides for, among other things, the (i) amendment of the definition of a “Change of Control” under the Credit Agreement, (ii) consent of the Lenders to the Offering and the Contribution and (iii) ability of PVR to issue up to an aggregate of $600,000,000 (including PVR’s previously issued $300 million aggregate principal amount of 8.25% Senior Notes due 2018) in unsecured indebtedness in connection with a senior or subordinated note offering.

A copy the Credit Agreement Amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Credit Agreement Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 7, 2010, PVR GP Corp., a wholly owned subsidiary of Penn Virginia, entered into the Contribution Agreement pursuant to which PVR GP Corp. contributed 100% of the membership interests in the General Partner to the Partnership in exchange for the Partnership’s acceptance thereof. The description of the Contribution Agreement is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders.

Effective immediately prior to the closing of the Offering on June 7, 2010, the General Partner entered into Amendment No. 3. Effective immediately prior to the closing of the Offering on June 7, 2010, the Partnership, as the sole member of the General Partner, entered into the General Partner Agreement. The descriptions of Amendment No. 3 and the General Partner Agreement are incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2010, Robert Garrett, Frank A. Pici and Nancy M. Snyder each resigned from their positions as a director on the board of directors of the General Partner, effective immediately. Copies of the resignation letters of Mr. Garrett, Mr. Pici and Ms. Snyder are attached as Exhibit 17.1, Exhibit 17.2 and Exhibit 17.3 to this Current Report on Form 8-K.

Effective immediately following the closing of the Offering on June 7, 2010, Nancy M. Snyder resigned from her position as Vice President, Chief Administrative Officer, General Counsel and Assistant Secretary of the General Partner.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective immediately prior to the closing of the Offering on June 7, 2010, the General Partner entered into Amendment No. 3. Effective immediately prior to the closing of the Offering on June 7, 2010, the Partnership, as the sole member of the General Partner, entered into the General Partner Agreement. The descriptions of Amendment No. 3 and the General

Partner Agreement are incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

Item 8.01.	Other Events.

Immediately prior to the closing of the Offering on June 7, 2010, Penn Virginia informed the Partnership, Penn Virginia Resource Holdings Corp., PVR and Penn Virginia Resource GP, LLC, the general partner of PVR (the “PVR General Partner”), that Penn Virginia irrevocably waived its right (for itself and any delegates of its rights) under the Fifth Amended and Restated Limited Liability Company Agreement of the PVR General Partner to break a tie vote of the board of directors of the PVR General Partner. A copy of the letter from Penn Virginia relating to such waiver is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated June 2, 2010, by and among Penn Virginia GP Holdings, L.P., PVG GP, LLC, Penn Virginia Resource LP Corp., Penn Virginia Resource GP Corp. and Barclays Capital Inc., as the underwriter, relating to the Offering.
3.1	Amendment No. 3 to the Second Amended and Restated Agreement of Limited Partnership of Penn Virginia GP Holdings, L.P.
3.2	Second Amended and Restated Limited Liability Company Agreement of PVG GP, LLC.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
10.1	Contribution Agreement, dated June 7, 2010, by and among Penn Virginia Resource GP Corp., Penn Virginia GP Holdings, L.P. and PVG GP, LLC.
10.2	Second Amendment to Amended and Restated Credit Agreement, dated as of June 7, 2010, by and among PVR Finco LLC, the guarantors party thereto, PNC Bank, National Association, as Administrative Agent, and the other financial institutions party thereto.
17.1	Resignation letter, dated June 7, 2010, from Robert Garrett.
17.2	Resignation letter, dated June 7, 2010, from Frank A. Pici.
17.3	Resignation letter, dated June 7, 2010, from Nancy M. Snyder.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).
99.1	Letter from Penn Virginia Corporation, dated June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2010

Penn Virginia GP Holdings, L.P.
By:	PVG GP, LLC, its general partner

By:	/s/ William H. Shea, Jr.

Name:	William H. Shea, Jr.
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 2, 2010, by and among Penn Virginia GP Holdings, L.P., PVG GP, LLC, Penn Virginia Resource LP Corp., Penn Virginia Resource GP Corp. and Barclays Capital Inc., as the underwriter, relating to the Offering.
3.1	Amendment No. 3 to the Second Amended and Restated Agreement of Limited Partnership of Penn Virginia GP Holdings, L.P.
3.2	Second Amended and Restated Limited Liability Company Agreement of PVG GP, LLC.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
10.1	Contribution Agreement, dated June 7, 2010, by and among Penn Virginia Resource GP Corp., Penn Virginia GP Holdings, L.P. and PVG GP, LLC.
10.2	Second Amendment to Amended and Restated Credit Agreement, dated as of June 7, 2010, by and among PVR Finco LLC, the guarantors party thereto, PNC Bank, National Association, as Administrative Agent, and the other financial institutions party thereto.
17.1	Resignation letter, dated June 7, 2010, from Robert Garrett.
17.2	Resignation letter, dated June 7, 2010, from Frank A. Pici.
17.3	Resignation letter, dated June 7, 2010, from Nancy M. Snyder.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).
99.1	Letter from Penn Virginia Corporation, dated June 7, 2010.